UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________________________

FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2017

Perfumania Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-19714	65-0977964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
35 Sawgrass Drive, Suite 2
Bellport, NY 11713
(Address of Principal Executive Offices)(Zip Code)
____________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         [ ]

Item 8.01	Other Events.
Pursuant to the voluntary petitions for relief under Chapter 11 of Title 11 of the U.S. Code filed on August 26, 2017, by the Company and certain of the Company’s wholly-owned subsidiaries (together with the Company, the “Debtors”) in the United States Bankruptcy Court for the District of Delaware (Case No. 17-11794), on August 31, 2017, the Debtors mailed to the Company’s shareholders and certain other parties in interest the Disclosure Statement filed with the Bankruptcy Court.
The Disclosure Statement, which includes the Debtors’ pre-packaged Plan of Reorganization as an exhibit, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Exhibit Description
99.1	Disclosure Statement, including Plan of Reorganization.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Perfumania Holdings, Inc.

Date: September 5, 2017	By: /s/ Michael P. Nofi
Michael P. Nofi
Chief Financial Officer

Exhibits

Exhibit No.	Exhibit Description
99.1	Disclosure Statement, including Plan of Reorganization.